AMENDMENT TO AGREEMENT AND DECLARATION OF TRUST

This Amendment (the "Amendment") to the Agreement and Declaration of Trust of Old Mutual Advisor Funds I1 (the "Trust") amends the Agreement and Declaration of Trust of the Trust dated as of March 1, 2006, as amended (the "Agreement").

At a meeting held on August 2, 2007 the Board of Trustees of the Trust, in accordance with Section 9.7 of the Agreement, approved amendments to the Agreement. Under Section 9.7 of the Agreement, this Amendment may be executed by a duly authorized officer of the Trust.

NOW, THEREFORE, the Agreement is hereby amended as follows:

1.	A new Section 2.5A of the Agreement is hereby added after Section 2.5 of the Agreement as set forth below:

"Section 2.5A. Additional Rights and Preferences of Advisor Class Shares. In addition to the relative rights and preferences set forth in Section 2.5 and all other provisions of this Agreement relating to Shares of the Trust generally, Classes of portfolios designated as Advisor Class ("Advisor Class Shares") shall have the following sights and preferences:

(a)

Conversion of Advisor Class Shares of Certain Portfolios. At the Effective Time described in Section 2.5A(b) below, all of the issued and outstanding Advisor Class Shares of Old Mutual Dwight Short Term Fixed Income Fund, Old Mutual Heitman REIT Fund, Old Mutual Large Cap Growth Fund, and Old Mutual Mid Cap Fund ("Reclassifying Portfolios") shall covert to Class A Shares of the applicable Portfolio based upon the relative net asset values of the two share classes, and thereafter shall have the attributes of Class A Shares of the applicable Portfolio. All issued and outstanding Advisor Class Shares of the Reclassifying Portfolios shall thereafter be deemed to be cancelled. 'The stock transfer books for Advisor Class Shares of the Reclassifying Portfolios shall be closed at the Effective Time and only requests for redemption of Advisor Class Shares of the Reclassifying Portfolios received in proper form prior to the close of trading of the New York Stock Exchange on the date of the Effective Time shall be accepted. Thereafter, redemption requests received by the Reclassifying Portfolios for Advisor Class Shares shall be deemed to be a redemption request for Class A Shares into which Advisor Class Shares were converted.

i.    At the Effective Time described in Section 2.5A(b) below, the proportionate undivided interest in the net assets of a Reclassifying Portfolio attributable to its Advisor Class Shares shall become a part of the proportionate undivided interest in the net assets of the Reclassifying Portfolio attributable to its Class A Shares, and the expenses, costs, charges and reserves allocated to the Advisor Class Shares of a Reclassifying Portfolio immediately prior to the Effective Time shall become expenses, costs, charges and reserves of Class A Shares of such Reclassifying Portfolio. The Portfolio shall instruct its transfer agent to reflect in the transfer agent's records the attribution of the Advisor Class Shares in the manner described above.

ii.  At the Effective Time described in Section 2.5A(b) below, each shareholder of record of Advisor Class Shares of the Reclassifying Portfolios will receive that number of Class A Shares of a Reclassifying Portfolio having an aggregate net asset value equal to the net asset value of the Advisor Class Shares of such Portfolio held by such shareholder immediately prior to the Effective Time. Each Portfolio will establish an open account on its record in the name of each Advisor Class shareholder to which will be credited the respective number of Class A Shares of a Reclassifying Portfolio due to such shareholder. Fractional Advisor Class Shares will be carried to the thud decimal place. Certificates representing Class A Shares will not be issued. The net asset value of the Class A Shares and Advisor Class Shares will be determined at the Effective Time in accordance with the policies and procedures of the applicable Portfolio as set forth in its registration statement.

(b)

The conversion of Advisor Class Shares into Class A Shares for the Reclassifying Portfolios shall occur September 21, 2007 at 5:00 p.m. Eastern time or such later date and time as the officers of the Trust shall determine (the "Effective Time").

2.	Schedule A of the Agreement is hereby amended and restated to read in its entirety as set forth on Exhibit 1 to this Amendment effective as of the date of this Amendment.
3.	Schedule A of the Agreement is hereby amended and restated to read in its entirety as set forth on Exhibit 2 to this Amendment effective as of the Effective Time.
4	All references in the Agreement to "this Agreement" shall mean the Agreement as amended by this amendment.
5	Except as specifically amended by this Amendment, the Agreement is hereby confirmed as remains in full force and effect.

IN WITNESS WHEREOF, the undersigned, a duly authorized officer of the Trust, has executed this Amendment as of August 2,2007.

By: /s/ Andra C. Ozols
Name: Andra C. Ozols
Title: Vice President and Secretary

Exhibit 1

AMENDED SCHEDULE A TO AGREEMENT AND DECLARATION OF TRUST

OF OLD MUTUAL ADVISOR FUNDS II

AS AMENDED AUGUST 2,2007

OLD MUTUAL ADVISOR FUNDS II

PORTFOLIOS AND CLASSES THEREOF

PORTFOLIO	CLASSES OF EACH PORTFOLIO
Old Mutual Analytic U.S. Long/Short Fund	Class A
Class C
Institutional Class
Class R
Class Z
Advisor Class
Old Mutual Barrow Hanky Value Fund	Class A
Class C
Institutional Class
Class R
Class Z
Advisor Class
Old Mutual Columbus Circle Technology	Class A
& Communications Fund	Class C
Institutional Class
Class R
Class Z
Advisor Class
Old Mutual Developing Growth Fund	Class A
Class C
Institutional Class
Class R
Class Z
Advisor Class
Old Mutual Focused Fund	Class A
Class C
Institutional Class
Class R
Class Z
Advisor Class
Old Mutual Growth Fund	Class A
Class C
Institutional Class
Class R

Class Z
Advisor Class
Old Mutual Heitman REIT Fund	Class A
Class C
Institutional Class
Class R
Class Z
Advisor Class
Old Mutual Large Cap Fund	Class A
Class C
Institutional Class
Class R
Class Z
Advisor Class
Old Mutual Large Cap Growth Fund	Class A
Class C
Institutional Class
Class R
Class Z
Advisor Class
Old Mutual Large Cap Growth Concentrated	Class A
Fund	Class C
Institutional Class
Class R
Class Z
Advisor Class
Old Mutual Mid-Cap Fund	Class A
Class C
Institutional Class
Class R
Class Z
Advisor Class
Old Mutual Select Growth Fund	Class A
Class C
Institutional Class
Class R
Class Z
Old Mutual Small Cap Fund	Class A
Class C
Institutional Class
Class R
Class Z
Advisor Class

Old Mutual Strategic Small Company Fund	Class A
Class C
Institutional Class
Class R
Class Z
Advisor Class
Old Mutual TS&W Small Cap Value Fund	Class A
Class C
Class Z
Old Mutual Cash Reserves Fund	Class A
Class C
Institutional Class
Class R
Class Z
Old Mutual Dwight Intermediate Fixed Income Fund	Class A
Class C
Institutional Class
Class R
Class Z
Advisor Class
Old Mutual Dwight Short Term Fixed Income Fund	Class A
Class C
Institutional Class
Class R
Class Z
Advisor Class

Exhibit 2

AMENDED SCHEDULE A TO AGREEMENT AND DECLARATION OF TRUST

OF OLD MUTUAL ADVISOR FUNDS II

AS AMENDED AUGUST 2,2007, EFFECTIVE SEPTEMBER 21, 2007

OLD MUTUAL ADVISOR FUNDS II

PORTFOLIOS AND CLASSES THEREOF

PORTFOLIO	CLASSES OF EACH PORTFOLIO
Old Mutual Analytic U.S. Long/Short Fund	Class A
Class C
Institutional Class
Class R
Class Z
Old Mutual Barrow Hanky Value Fund	Class A
Class C
Institutional Class
Class R
Class Z
Old Mutual Columbus Circle Technology	Class A
& Communications Fund	Class C
Institutional Class
Class R
Class Z
Old Mutual Developing Growth Fund	Class A
Class C
Institutional Class
Class R
Class Z
Old Mutual Focused Fund	Class A
Class C
Institutional Class
Class R
Class Z
Old Mutual Growth Fund	Class A
Class C
Institutional Class
Class R
Class Z
Old Mutual Heitman REIT Fund	Class A
Class C
Institutional Class

Class R
Class Z
Old Mutual Large Cap Fund	Class A
Class C
Institutional Class
Class R
Class Z
Old Mutual Large Cap Growth Fund	Class A
Class C
Institutional Class
Class R
Class Z
Old Mutual Large Cap Growth Concentrated	Class A
Fund	Class C
Institutional Class
Class R
Class Z
Old Mutual Mid-Cap Fund	Class A
Class C
Institutional Class
Class R
Class Z
Old Mutual Select Growth Fund	Class A
Class C
Institutional Class
Class R
Class Z
Old Mutual Small Cap Fund	Class A
Class C
Institutional Class
Class R
Class Z
Old Mutual Strategic Small Company Fund	Class A
Class C
Institutional Class
Class R
Class Z
Old Mutual TS&W Small Cap Value Fund	Class A
Class C
Class Z
Old Mutual Cash Reserves Fund	Class A
Class C

Institutional Class
Class R
Class Z
Old Mutual Dwight Intermediate Fixed Income Fund	Class A
Class C
Institutional Class
Class R
Class Z
Old Mutual Dwight Short Term Fixed Income Fund	Class A
Class C
Institutional Class
Class R
Class Z